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                                                                   Exhibit 10.48



                   SERIES C PREFERRED STOCK WARRANT AGREEMENT



                                  by and among



                          HOUSTONSTREET EXCHANGE, INC.



                                       and



                      THE PERSONS LISTED ON ANNEX I HERETO






                           Dated as of March 30, 2001
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         SERIES C PREFERRED STOCK WARRANT AGREEMENT, dated as of March 30, 2001 among HOUSTONSTREET EXCHANGE, INC., a Delaware corporation (the "Company") and the persons and entities listed on Annex I hereto (each a "Holder", and collectively, the "Holders" ).

         WHEREAS, in connection with a private placement of up to (i) $13,617,015 aggregate principal amount of Senior Secured Notes (each a "Note" and collectively the "Notes"), (ii) Series C Preferred Stock purchase warrants (the "Preferred Warrants"), and (iii) Common Stock Purchase Warrants, pursuant to the terms of a Senior Note and Warrant Purchase Agreement of even date herewith (the "Note Purchase Agreement") the Company will issue to the Holders Warrants to purchase an aggregate of up to 90,780,100 shares of Series C Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series C Preferred Stock"), subject to adjustment.

         NOW THEREFORE, in consideration of the agreements herein set forth and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Grant and Exercise of Warrants. The Company hereby grants to each Holder or its successors or registered assigns the right to purchase (each a "Warrant" and collectively, the "Warrants"), at any time or from time to time beginning on the date of issuance of the Warrant and ending at 5:00 p.m. E.S.T. on the seventh (7th) calendar day following payment in full of such Holder's Note, up to such number of fully paid and nonassessable shares of Series C Preferred Stock (the "Warrant Shares"), at an exercise price per share of $0.15 per share of Series C Preferred Stock (as such price may be adjusted pursuant to the terms hereof, the "Exercise Price"), set forth opposite such Warrant Holder's name on Annex I hereto plus such additional number of shares of Series C Preferred Stock as may be requested by such Holder as provided by Section 2 of the Senior Secured Promissory Note issued in favor of such Holder.

         2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") representing the Warrant Shares delivered and to be delivered to each Holder pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

         3. Registration of Warrant Certificates. The Warrant Certificates shall be numbered and shall be registered on the books of the Company when issued.

         4. Exercise of the Warrants. The Warrants initially are exercisable at the Exercise Price set forth in Section 1 hereof, which shall be payable for the shares of Series C Preferred Stock to be issued upon such exercise in one of the following manners, at the option of the Holder:

                  (i) delivery of a certified check, cashier's check, cash, or wire transfer of the purchase price for such shares;

                  (ii) delivery to the Company for cancellation (or partial cancellation, as the case may be) of the Note from the Company to the Holder as the purchase
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                           price for such shares (in the case of the
                           cancellation of less than all of the Note, the Company shall cancel said Note upon the surrender thereof and shall execute and deliver a new Note of like tenor for the balance of the principal amount payable thereunder); or

                  (iii) a combination of any of the methods set forth in (i) or (ii) above.

         Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the Warrant Shares to be purchased, at the Company's principal offices, currently located at 222 International Drive, Suite 125, Portsmouth, NH 03801, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of Common Stock underlying the Warrant). In the case of the purchase of less than all of the Warrant Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder.

         5. Issuance of Certificates. Upon the exercise of a Warrant, the issuance of certificates for Warrant Shares shall be made forthwith (and in any event within ten (10) business days thereafter) without charge to the Holder thereof including, without limitation, any tax, other than income taxes which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 6 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any transfer tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Each Warrant Certificate and any certificate representing Warrant Shares or other securities, property or rights issued upon exercise of a Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the then present President or any Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then Secretary or any Assistant Secretary of the Company. Each Warrant Certificate shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         6. Transfer of a Warrant. A Warrant shall be transferable only on the books of the Company maintained at its principal office, where its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration transfer, the Company shall execute and deliver a new Warrant to the person entitled thereto.

         7.       Restrictions on Transfer of the Warrant.

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                  7.1 Any Warrant Shares issued will not be registered under the
Securities Act of 1933, as amended (the "Securities Act"), and the Holder agrees to acquire any Warrant Shares for investment (which is understood to mean that Holder must intend to retain such Warrant Shares indefinitely without any intention of reselling or otherwise disposing of them either presently or at the expiration of any particular period unless they are subsequently registered under the Securities Act or an exemption from registration is available). It is further understood that any sales of Warrant Shares made in reliance upon Rule 144 under the Securities Act can be made only in limited amounts in accordance with the terms and conditions of that Rule 144, and that such Rule 144 is not presently available with respect to the sale of any Warrant Shares. The Holder agrees to be bound by the provisions of a legend substantially similar to the following which will be endorsed upon the stock certificate to be issued for any Warrant Shares issued:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws, have been acquired for investment, and may not be sold, pledged, hypothecated or otherwise transferred unless a registration statement under the Securities Act and any applicable state law is in effect with regard thereto or an exemption from such registration is available."

                  7.2 It is understood that the Company is not obligated to register any Warrant Shares (nor has the Company represented to the Holder that it will register any of the Warrant Shares) or to comply with the terms of any exemption from registration and that the Company may place a "Stop Transfer Order" against such shares until one of the conditions set forth in the foregoing legend shall have been met.

         8. Exercise Price and Number of Securities. Each Warrant is exercisable to purchase Warrant Shares at an initial exercise price equal to the Exercise Price. The Exercise Price and the number of Warrant Shares for which each Warrant may be exercised shall be the price and the number of Warrant Shares which shall result from time to time from any and all adjustments in accordance with the provisions of Section 9 hereof.

         9. Adjustments to Exercise Price and Number of Securities. The Exercise Price in effect at any time and the number and kind of securities purchased upon the exercise of the Warrant shall be subject to adjustment from time to time only upon the happening of the following events:

                  9.1 Stock Dividend, Subdivision and Combination. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Series C Preferred Stock in shares of Series C Preferred Stock, (ii) subdivide its outstanding shares of Series C Preferred Stock into a greater number of shares, or (iii) combine its outstanding shares of Series C Preferred Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Series C Preferred Stock outstanding

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after giving effect to such action, and the numerator of which shall be the number of shares of Series C Preferred Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                  9.2 Adjustments for Diluting Issues.

                           (a) Special Definitions. For purposes of this Section
                  9.2, the following definitions shall apply:

                                    "Option" shall mean rights, options or
                           warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                                    "Series C Warrant Original Issue Date" shall
                           mean the date hereof.

                                    "Convertible Securities" shall mean any
                           evidences of indebtedness, shares or other securities, directly or indirectly, convertible into or exchangeable for Common Stock, but excluding Options.

                                    "Additional Shares of Common Stock" shall
                           mean all shares of Common Stock issued (or, pursuant to Subsection 9.2(c) below, deemed to be issued) by the Company after the Series C Warrant Issue Date, other than:

                                             (i) shares of Common Stock issued
                                    or issuable upon conversion or exchange of any Convertible Securities or exercise of any Options outstanding on the Series C Warrant Original Issue Date;

                                             (ii) shares of Common Stock issued
                                    or issuable as a dividend or distribution on Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Preferred Stock of the Company;

                                             (iii) shares of Common Stock issued
                                    or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Subsection 9.1;

                                             (iv) shares of Common Stock issued
                                    or issuable in connection with a merger, acquisition or consolidation;

                                             (v) not in excess of 40,000,000
                                    shares of Common Stock (or Options with
                                    respect thereto) (in each case, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) issued or issuable to employees or directors of, or advisors or consultants to, the Company pursuant to a plan or arrangement approved by the Board of Directors of the Company;

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                                             (vi) shares of Common Stock (or
                                    Convertible Securities or warrants with
                                    respect thereto) issued or issuable upon conversion or exchange of the Common Stock Warrants and Series C Convertible Preferred Stock Warrants (the "Warrants") issued pursuant to the Senior Secured Note and Warrant Purchase Agreement of even date herewith, including Warrants issued as payment of interest under the Senior Secured Promissory Notes; and

                                             (vii) shares of Common Stock issued
                                    or issuable to Enron Net Works LLC ("Enron") pursuant to the terms of that certain Common Stock Purchase Agreement dated as of September 20, 2000 and issued or issuable to Enron upon exercise of that certain Warrant, dated as of December 4, 2000.

                           (b) No Adjustment of Exercise Price. No adjustment in the Exercise Price shall be made as the result of the issuance of Additional Shares of Common Stock if: (i) the consideration per share (determined pursuant to Subsection 9.2(e) for such Additional Shares of Common Stock issued or deemed to be issued by the Company is equal to or greater than the applicable Exercise Price in effect immediately prior to the issuance or deemed issuance of such Additional Shares, or
         (ii) prior to such issuance or deemed issuance, the Company receives written notice from the holders of not less than 95% of the then outstanding shares of Series C Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock.

                           (c) Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the Company at any time or from time to time after the Series C Warrant Original Issue Date shall issue any Options (excluding Options covered by Subsection 9.2(a)(v) and Warrants covered by Subsection 9.2(a)(vi) above) or Convertible Securities (excluding Convertible Securities covered by Subsection 9.2(a)(vi) above) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 9.2(e) hereof) of such Additional Shares of Common Stock would be less than the applicable Exercise Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

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                                    (i) No further adjustment in the Exercise
         Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (ii) If such Options or Convertible
         Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, then upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                    (iii) Upon the expiration, redemption or
         termination of any such unexercised Option or unconverted Convertible Security, the Exercise Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option or Convertible Security shall not be deemed issued for the purposes of any subsequent adjustment of the Exercise Price;

                                    (iv) In the event of any change in the
         number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price then in effect shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised, converted or exchanged prior to such change been made upon the basis of such change; and

                                    (v) No readjustment pursuant to clause (ii),
         (iii) or (iv) above shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of (1) the Exercise Price on the original adjustment date, or (2) the Exercise Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                  In the event the Company, after the Series C Warrant Original Issue Date, amends the terms of any such Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Series C Warrant Original Issue Date or were issued after the Series C Warrant Original Issue Date ), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Series C Warrant Original Issue Date and the provisions of this Subsection 9.2(c) shall apply.

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                           (d) Adjustment of Exercise Price Upon Issuance of
         Additional Shares of Common Stock. In the event the Company shall at any time after the Series C Warrant Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 9.2(c)), without consideration or for a consideration per share less than the applicable Exercise Price in effect immediately prior to such issue, then and in such event, such Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) equal to the issue price of such Additional Shares.

                           (e) Determination of Consideration. For purposes of this Section 9.2, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                    (i) Cash and Property. Such consideration
                           shall:

                                             (1) insofar as it consists of cash,
                           be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or dividends;

                                             (2) insofar as it consists of
                           property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                             (3) in the event Additional Shares
                           of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

                                    (ii) Options and Convertible Securities. The
                           consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 9.2(c), relating to Options and Convertible Securities, shall be determined by dividing:

                                             (x) the total amount, if any,
                                    received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                             (y) the maximum number of shares of
                                    Common Stock (as set forth in the
                                    instruments relating thereto, without regard to

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                                    any provision contained therein for a
                                    subsequent adjustment of such number)
                                    issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                           (f) Multiple Closing Dates. In the event the Company
shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock into which the Warrants convert, and such issuance dates occur within a period of no more than 120 days, then, upon the final such issuance, the Exercise Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period).

                  9.3 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 9, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

                  9.4 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of Section 9.1 hereof, the number of Warrant Shares issuable upon the exercise of each Warrant at the adjusted Exercise Price shall be adjusted to the nearest number of whole shares of Series C Preferred Stock obtained by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  9.5 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock and Series C Preferred Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Series C Preferred Stock for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 9. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

                  9.6 Exchange and Replacement of the Warrant Certificates. Each Warrant Certificate is exchangeable, without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares purchasable thereunder in such denominations as shall be designated by the Holder thereof at the time of such surrender.

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                  9.7 Certain Definitions.

                           (a) For the purpose of this Agreement, the term
                  "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Amended and Restated Certificate of Incorporation of the Company, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

                           (b) For the purpose of this Agreement, the term
                  "Series C Preferred Stock" shall mean (i) the class of stock designated as Series C Convertible Preferred Stock in the Amended and Restated Certificate of Incorporation of the Company, or (ii) any other class of stock resulting from successive changes or reclassifications of such Series C Preferred Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

         10. Theft or Destruction of Certificates. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in the case of loss, theft or destruction, an indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

         11. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Series C Preferred Stock upon the exercise of the Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Series C Preferred or other securities, properties or rights, on one occasion only for each Holder.

         12. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Series C Preferred Stock, solely for the purpose of issuance upon the exercise of a Warrant, such number of shares of Series C Preferred Stock or other securities, properties or rights as shall be issuable upon the exercise thereof (assuming an exercise price of the Warrant of not less than $0.10 per share of Series C Preferred Stock). Every transfer agent ("Transfer Agent") for the Series C Preferred Stock and other securities of the Company issuable upon the exercise of a Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Series C Preferred Stock and other securities as shall be requisite for such purpose (assuming an exercise price of the Warrant of not less than $0.10 per share of Series C Preferred Stock). The Company will keep a copy of this Agreement on file with every Transfer Agent for the Series C Preferred Stock and other securities of the Company issuable upon the exercise of the Warrant. The Company will supply every such Transfer Agent with duly executed stock and other certificates, as appropriate, for such purpose. Initially, the Transfer Agent shall be the Company. The Company covenants and agrees that, (a) upon exercise of a Warrant and payment of the Exercise Price therefor, all shares of Series C Preferred Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable, free from all taxes, liens and charges with respect to

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the issue thereof and not subject to the preemptive rights of any stockholder,
(b) it will from time to time take all such actions as may be required to assure that the stated or par value per share of Series C Preferred Stock is at all times equal to or less than the then effective Exercise Price per Warrant Share issuable upon exercise of a Warrant and (c) if and so long as the Warrant Shares issuable upon the exercise of the Warrant are listed on any national securities exchange, the Company will list and keep listed on such exchange, upon official notice of issuance, any Warrant Shares.

         13. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time after the Exercise Date and prior to the Holder's exercise of the Warrant, any of the following events shall occur:

                  (a) the Company shall take a record of the holders of its shares of Series C Preferred Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                  (b) the Company shall offer to all the holders of its Series C Preferred Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                  (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then in any one or more of said events, the Company shall give written notice of such event to the holder of the Warrant at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         14. Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the parties hereto had signed the same documents. All counterparts shall be construed together and shall constitute one agreement.

         15. Subsequent Holder. Any future purchaser of Warrants in accordance with the terms of the Note Purchase Agreement may become a party to this Agreement after the date

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hereof without the consent of the other parties hereto by executing a counterpart signature page to this Agreement. Each such party shall be deemed a Holder hereunder. Annex I hereto shall be amended from time to time to reflect the addition of any Holder pursuant to this Section 15.


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         IN WITNESS OF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


HOUSTONSTREET EXCHANGE, INC.            HOLDER

                                        BAYCORP HOLDINGS, LTD.

By: /s/ Frank W. Getman Jr.             By: /s/ Frank W. Getman Jr.
    ------------------------------          -------------------------------
Name: Frank W. Getman Jr.               Name: Frank W. Getman Jr.
Title: President and Chief              Title: President and Chief
       Executive Officer                       Executive Officer

                                     ANNEX I

                                 LIST OF HOLDERS


       Name and Address of Holder                    No. of Series C
       --------------------------                    ---------------
                                                      Stock Warrants
                                                      --------------
BayCorp Holdings, Ltd.                                    56,132,280
     Attn:  Frank W. Getman, Jr.
     222 International Drive, Suite 125
     Portsmouth, NH  03801-6809
TSG Equity Fund, L.P.                                        118,422
     Attn:  Thomas R. Shepherd
     636 Great Road
     Stow, MA  01775
TSG Equity Partners LLC                                        1,196
     Attn:  Thomas R. Shepherd
     636 Great Road
     Stow, MA  01775
Thomas R. Shepherd                                            10,024
     c/o TSG Equity Partners LLC
     636 Great Road
     Stow, MA  01775
T. Nathanael Shepherd                                          3,692
     c/o TSG Equity Partners LLC
     636 Great Road
     Stow, MA  01775
James S. Gordon                                            1,250,000
     86 Mt. Vernon Street
     Boston, MA  02108
Mitchell Jacobs                                              833,334
     1 Energy Road
     North Dartmouth, MA  02747
KRoad Ventures                                             1,066,667
     330 Madison Avenue
     25th Floor
     New York, NY  10017
Equiva Trading Company                                     9,295,693
     Attention:  William J. Finnerty
     One Allen Center
     500 Dallas Street
     Houston, TX  77002
Omega Advisors, Inc.                                         600,000
     Attention: Ed Levy
     Wall Street Plaza
     88 Pine Street, 31st Floor
     New York, NY 10005
Michael A. Desrochers                                        555,553
     c/o MicroArts Corporation
     655 Portsmouth Avenue
     Portsmouth, NH  03840
Barrett McDevitt                                             555,560
     c/o MicroArts Corporation
     655 Portsmouth Avenue

     Portsmouth, NH  03840
Peter L. Getman                                              555,553
     c/o MicroArts Corporation
     655 Portsmouth Avenue
     Portsmouth, NH  03840
Conoco, Inc.                                               2,918,793
     600 N. Dairy Ashford
     MA 3128
     Houston, TX  77079-1175
Thomas H. Lee Investors Limited                              500,000
Partnership
     75 State Street
     Boston, MA  02109


                                       2